Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Zayo Group Holdings, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, does hereby certify, to such each officer’s knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of and for the periods covered by the Report.

Date: November 8, 2016	By:	/s/ Dan Caruso
Dan Caruso
Chief Executive Officer

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Date: November 8, 2016	By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer